                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference, in this Registration Statement (Form S-4), of our reports dated January 22, 1999, included in St. Joseph Light and Power Company's Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
Kansas City, Missouri,

May 4, 1999